UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 9, 2024

The Walt Disney Company
(Exact name of registrant as specified in its charter)

Delaware	001-38842	83-0940635
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 South Buena Vista Street Burbank, California 91521
(Address of Principal Executive Offices and Zip Code)

(818) 560-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 3, 2024, The Walt Disney Company (the “Company”) held its 2024 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company’s shareholders approved an amendment and restatement of the Company’s Amended and Restated 2011 Stock Incentive Plan (the “2011 Plan”) to increase the number of shares of the Company’s common stock authorized for issuance thereunder by 115 million shares, from an aggregate of 179 million shares to 294 million shares.

A summary of the 2011 Plan is contained, under the heading “Approval of Amended and Restated 2011 Stock Incentive Plan”, in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 1, 2024 (the “Proxy Statement”).

The foregoing description of the amendment and restatement of the 2011 Plan is qualified in its entirety by reference to the full text of the 2011 Plan that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holdings.

Set forth below are the matters voted upon at the Annual Meeting, which are more fully described in the Proxy Statement, and the estimated preliminary voting results reported by the Company’s proxy solicitor, Innisfree M&A Incorporated (“Innisfree”), based on the information available to Innisfree.

These results do not include (i) shares voted on the blue proxy card distributed by Trian Fund Management, L.P. and certain of its affiliates (collectively, the “Trian Group”) outside of the system maintained by Broadridge Financial Solutions, Inc. (“Broadridge”) or (ii) shares voted on the green proxy card distributed by Blackwells Onshore I LLC and certain of its affiliates (collectively, the “Blackwells Group”) outside of the system maintained by Broadridge.  In addition to being incomplete for the reasons described herein, these results are preliminary estimates only and are subject to change based on the certification of the voting results by the independent Inspector of Election, First Coast Results, Inc. (“First Coast”).  The Company will file an amendment to this Current Report on Form 8-K to disclose the final voting results after receiving First Coast’s final certified report.

As of the record date of February 5, 2024, there were 1,834,328,817 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting.  Of the record date shares, 1,264,795,371 shares of common stock, or 68.95%, were represented at the Annual Meeting.

1.	Election of Directors:	For	Withhold
	Company’s Board of Director Nominees
	Mary T. Barra	1,107,177,381	83,150,732
	Safra A. Catz	1,115,731,749	74,564,259
	Amy L. Chang	1,148,273,116	42,045,421
	D. Jeremy Darroch	1,148,318,045	41,975,816
	Carolyn N. Everson	1,108,561,414	81,735,537
	Michael B.G. Froman	1,041,678,945	148,647,978
	James P. Gorman	1,160,913,669	29,381,691
	Robert A. Iger	1,118,352,501	72,002,255
	Maria Elena Lagomasino	748,599,867	441,719,526
	Calvin R. McDonald	1,111,300,256	78,990,932
	Mark G. Parker	1,043,850,777	146,523,573
	Derica W. Rice	1,088,245,081	102,055,853

	Trian Group’s Nominees
	Nelson Peltz	369,785,247	819,457,227
	James A. Rasulo	139,032,866	1,050,190,919

Blackwells Group’s Nominees
Craig Hatkoff	23,781,511	1,165,409,725
Jessica Schell	24,587,900	1,164,617,574
Leah Solivan	23,771,394	1,165,411,209

Based on the estimated preliminary results, the twelve directors elected at the Annual Meeting are Mary T. Barra, Safra A. Catz, Amy L. Chang, D. Jeremy Darroch, Carolyn N. Everson, Michael B.G. Froman, James P. Gorman, Robert A. Iger, Maria Elena Lagomasino, Calvin R. McDonald, Mark G. Parker and Derica W. Rice.

		For	Against	Abstentions
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as independent registered public accountants for fiscal 2024	1,203,079,593	50,735,047	10,980,730

The proposal was approved based on the estimated preliminary vote.

		For	Against	Abstentions	Broker Non-Votes
3.	Advisory vote to approve executive compensation	936,125,990	238,017,908	18,222,722	72,428,751

The proposal was approved based on the estimated preliminary vote.

		For	Against	Abstentions	Broker Non-Votes
4.	Approval of an amendment and restatement of the Company’s Amended and Restated 2011 Stock Incentive Plan to increase the number of shares authorized for issuance.	1,044,987,253	82,495,331	64,959,557	72,353,230

The proposal was approved based on the estimated preliminary vote.

		For	Against	Abstentions	Broker Non-Votes
5.	Shareholder proposal requesting the Company’s Board of Directors (the “Board”) seek shareholder approval for Section 16 officers’ termination payments	92,542,914	1,068,103,461	31,720,669	72,428,326

The proposal did not obtain approval based on the estimated preliminary vote.

		For	Against	Abstentions	Broker Non-Votes
6.	Shareholder proposal requesting a report on political expenditures	295,457,586	864,692,828	32,216,651	72,428,305

The proposal did not obtain approval based on the estimated preliminary vote.

		For	Against	Abstentions	Broker Non-Votes
7.	Shareholder proposal requesting a report on gender transitioning compensation and benefits	27,123,798	1,120,572,407	23,608,220	93,490,946

The proposal did not obtain approval based on the estimated preliminary vote.

		For	Against	Abstentions	Broker Non-Votes
8.	Shareholder proposal requesting publication of recipients of charitable contributions	49,926,307	1,097,959,706	23,418,412	93,490,946

The proposal did not obtain approval based on the estimated preliminary vote.

		For	Against	Abstentions	Broker Non-Votes
9.	The Trian Group proposal to repeal each provision or amendment of the Company’s Bylaws that has been adopted by the Board (and not the shareholders of the Company) since November 30, 2023	349,505,427	826,173,481	16,688,154	72,428,308

The proposal did not obtain approval based on the estimated preliminary vote.

		For	Against	Abstentions	Broker Non-Votes
10.	The Blackwells Group proposal for an advisory vote to cause the Board to increase its size by the number of nominees recommended by the Board at the Annual Meeting that fail to be elected, if any, for failure to receive more votes than a Trian Group Nominee or a Blackwells Group Nominee, and to appoint any and all such nominees recommended by the Board to fill the newly created corresponding vacancies	32,768,408	1,144,184,992	15,413,665	72,428,306

                             The proposal did not obtain approval based on the estimated preliminary vote.

No other matters were properly presented for consideration or shareholder action at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amended and Restated 2011 Stock Incentive Plan (Annex A to Proxy Statement of registrant filed February 1, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Walt Disney Company

By:	/s/ Jolene E. Negre
	Name:	Jolene E. Negre
	Title:	Associate General Counsel and Secretary

Date: April 9, 2024